UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2009

Cordex Pharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-33023	86-0982792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7660 Fay Avenue, Suite H-373, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 551-5700

N/A

(Former Name or Former Address, if Changed Since Last Report)

 Copies to:

Hank Gracin, Esq.

Lehman & Eilen, LLP

Suite 300

20283 State Route 7

Boca Raton, Florida 33498

(561) 237-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

N/A

(b)

On November 30, 2009, the Company received written notice of the resignation of David Coherd as a director the Company, effective immediately.

(c)

N/A

(d)

N/A

(e)-(f)

N/A

Item 9.01.    Financial Statements and Exhibits.

(a) – (c)

N/A

(d) Exhibits.

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORDEX PHARMA, INC.

By:	/s/ Dr. James Kuo
Name: Title:	Dr. James Kuo President and CEO

Date:  November 30, 2009